Exhibit 21.1

Subsidiaries of LifePoint Health, Inc.

Name of Entity	Location of Incorporation or Organization
Acquisition Bell Hospital, LLC	Michigan
America Management Companies, LLC	Delaware
AMG — Crockett, LLC	Delaware
AMG — Hillside, LLC	Delaware
AMG — Livingston, LLC	Delaware
AMG — Logan, LLC	Delaware
AMG — Southern Tennessee, LLC	Delaware
AMG — Trinity, LLC	Delaware
Andalusia Physician Practices, LLC	Delaware
Ashland Physician Services, LLC	Delaware
Ashley Valley Medical Center, LLC	Delaware
Ashley Valley Physician Practice, LLC	Delaware
Athens Physicians Practice, LLC	Delaware
Athens Regional Medical Center, LLC	Delaware
Athens Surgery Center, LLC	Delaware
Athens Surgery Center Partner, LLC	Delaware
Bartow Healthcare System, Ltd.	Florida
Bell JV, LLC	Delaware
Bell Physician Practices, Inc.	Michigan
Bolivar Physician Practices, LLC	Delaware
Bourbon Community Hospital, LLC	Delaware
Bourbon Physician Practice, LLC	Delaware
Brim Hospitals, Inc.	Oregon
Buffalo Trace Radiation Oncology Associates, LLC	Kentucky
Care Health Company, Inc.	Washington
Castleview Hospital, LLC	Delaware
Castleview Medical, LLC	Delaware
Castleview Physician Practice, LLC	Delaware
Clark Regional Physician Practices, LLC	Delaware
Clinch Professional Physician Services, LLC	Delaware
Clinch Valley Medical Center, Inc.	Virginia
Clinch Valley Physicians Associates, LLC	Virginia
Clinch Valley Pulmonology, LLC	Virginia
Clinch Valley Urology, LLC	Virginia
Colorado Plains Physician Practices, LLC	Delaware
Community-Based Services, LLC	Delaware
Community Hospital of Andalusia, Inc.	Alabama
Community Medical, LLC	Delaware
Crockett Hospital, LLC	Delaware
Crockett PHO, LLC	Delaware
Danville Diagnostic Imaging Center, LLC	Delaware
Danville Physician Practices, LLC	Delaware
Danville Regional Medical Center, LLC	Delaware
Danville Regional Medical Center School of Health Professions, LLC	Delaware
DLP Cardiac Partners, LLC	Delaware
DLP Cardiology Associates, LLC	Delaware
DLP Cardiology Physicians, LLC	Delaware
DLP Central Carolina Family Medicine, LLC	Delaware
DLP Central Carolina Medical Center, LLC	Delaware
DLP Central Carolina Physician Practices, LLC	Delaware

DLP Central NC Holding Company, LLC	Delaware
DLP Central NC JV, LLC	Delaware
DLP Conemaugh Holding Company, LLC	Delaware
DLP Conemaugh JV, LLC	Delaware
DLP Conemaugh Memorial Medical Center, LLC	Delaware
DLP Conemaugh Meyersdale Medical Center, LLC	Delaware
DLP Conemaugh Miners Medical Center, LLC	Delaware
DLP Conemaugh Physician Practices, LLC	Delaware
DLP Frye Regional Medical Center, LLC	Delaware
DLP Frye Regional Physician Practices, LLC	Delaware
DLP Graystone Family Practice Associates, LLC	Delaware
DLP Haywood Regional Medical Center, LLC	Delaware
DLP Harris JV, LLC	Delaware
DLP Harris Regional Hospital, LLC	Delaware
DLP Healthcare, LLC	Delaware
DLP Hickory Family Practice Associates, LLC	Delaware
DLP Maria Parham Medical Center, LLC	Delaware
DLP Maria Parham Physician Practices, LLC	Delaware
DLP Marquette General Hospital, LLC	Michigan
DLP Marquette Health Plan, LLC	Delaware
DLP Marquette Holding Company, LLC	Delaware
DLP Marquette JV, LLC	Delaware
DLP Marquette Physician Practices, Inc.	Michigan
DLP Partner, LLC	Delaware
DLP Partner Central Carolina, LLC	Delaware
DLP Partner Conemaugh, LLC	Delaware
DLP Partner Frye, LLC	Delaware
DLP Partner Marquette, LLC	Delaware
DLP Partner MedWest, LLC	Delaware
DLP Partner Twin County, LLC	Delaware
DLP Partner Wilson Rutherford, LLC	Delaware
DLP Person Memorial Hospital, LLC	Delaware
DLP Person Physician Practices, LLC	Delaware
DLP Rutherford Regional Health System, LLC	Delaware
DLP Rutherford Physician Practices, LLC	Delaware
DLP Swain County Hospital, LLC	Delaware
DLP Twin County Holding Company, LLC	Delaware
DLP Twin County Physician Practices, LLC	Delaware
DLP Twin County Regional Healthcare, LLC	Delaware
DLP Western Carolina Physician Practices, LLC	Delaware
DLP WilMed Nursing Care and Rehabilitation Center, LLC	Delaware
DLP Wilson Holding Company, LLC	Delaware
DLP Wilson Medical Center, LLC	Delaware
DLP Wilson Physician Practices, LLC	Delaware
Dodge City Healthcare Group, LLC	Kansas
Dodge City Healthcare Partner, Inc.	Kansas
Fauquier Holding Company, LLC	Delaware
Fauquier Long-Term Care, LLC	Delaware
Fauquier Medical Center, LLC	Delaware
Fauquier Partner, LLC	Delaware
Fauquier Physician Practices, LLC	Delaware
Fleming Medical Center, LLC	Delaware
Georgetown Community Hospital, LLC	Delaware
Georgetown Rehabilitation, LLC	Delaware

Havasu Regional Medical Center, LLC	Delaware
HCK Logan Memorial, LLC	Delaware
HDP Andalusia, LLC	Delaware
HDP Georgetown, LLC	Delaware
Hillside Hospital, LLC	Delaware
Historic LifePoint Hospitals, Inc.	Delaware
HRMC, LLC	Delaware
HSC Manager, LLC	Delaware
HSCGP, LLC	Delaware
HST Physician Practice, LLC	Delaware
Kansas Healthcare Management Company, Inc.	Kansas
Kansas Healthcare Management Services, LLC	Kansas
Kentucky Hospital, LLC	Delaware
Kentucky Medserv, LLC	Delaware
Kentucky MSO, LLC	Delaware
Kentucky Physician Services, Inc.	Kentucky
Lake Cumberland Cardiology Associates, LLC	Delaware
Lake Cumberland Physician Practices, LLC	Delaware
Lake Cumberland Regional Hospital, LLC	Delaware
Lake Cumberland Regional Physician Hospital Organization, LLC	Delaware
Lake Cumberland Surgery Center, LP	Delaware
Lakeland Community Hospital, LLC	Delaware
Lakeland Physician Practices, LLC	Delaware
Lander Valley Physician Practices, LLC	Delaware
Las Cruces Cardiology Group, LLC	Delaware
Las Cruces Endoscopy, LLC	Delaware
Las Cruces Endoscopy Partner, LLC	Delaware
Las Cruces Physician Practices, LLC	Delaware
LCMC MRI, LLC	Delaware
LCMC PET, LLC	Delaware
LHSC, LLC	Delaware
LifePoint Acquisition Corp.	Delaware
LifePoint Billing Services, LLC	Delaware
LifePoint Corporate Services, General Partnership	Delaware
LifePoint CSLP, LLC	Delaware
LifePoint Holdings 2, LLC	Delaware
LifePoint Hospitals Holdings, Inc.	Delaware
LifePoint Medical Group — Hillside, Inc.	Tennessee
LifePoint of Kentucky, LLC	Delaware
LifePoint of Lake Cumberland, LLC	Delaware
LifePoint PSO, LLC	Delaware
LifePoint RC, Inc.	Delaware
LifePoint VA Holdings, Inc.	Delaware
LifePoint WV Holdings, Inc.	Delaware
Livingston Regional Hospital, LLC	Delaware
Logan General Hospital, LLC	Delaware
Logan Healthcare Partner, LLC	Delaware
Logan Medical, LLC	Delaware
Logan Memorial Hospital, LLC	Delaware
Logan Oncology Care Associates, LLC	West Virginia
Logan Physician Practice, LLC	Delaware
Lohman Endoscopy Center, LLC	New Mexico
Los Alamos Physician Practices, LLC	Delaware
Martinsville Physician Practices, LLC	Delaware

Meadowview Physician Practice, LLC	Delaware
Meadowview Regional Medical Center, LLC	Delaware
Meadowview Rights, LLC	Delaware
Memorial Hospital of Martinsville & Henry County
Ambulatory Surgery Center, LLC	Virginia
Memorial Prompt Care, LLC	Delaware
Mercy Physician Practices, LLC	Delaware
Mexia Principal Healthcare Limited Partnership	Texas
Mexia-Principal, Inc.	Texas
Minden Physician Practices, LLC	Delaware
Nason Medical Center, LLC	Delaware
Nason Physician Practices, LLC	Delaware
Northeastern Nevada Physician Practices, LLC	Delaware
Northwest Medical Center-Winfield, LLC	Delaware
Norton Partner, LLC	Delaware
NWMC – Winfield Anesthesia Physicians, LLC	Delaware
NWMC – Winfield Hospitalist Physicians, LLC	Delaware
NWMC – Winfield Physician Practices, LLC	Delaware
OmniPoint Surgical Associates, LLC	Delaware
Ontonagon Community Health Center, Inc.	Michigan
Opelousas Imaging Center Partner, LLC	Delaware
Opelousas PET/CT Imaging Center, LLC	Delaware
Orthopedics of Southwest Virginia, LLC	Virginia
Palestine-Principal G.P., Inc.	Texas
Palestine Principal Healthcare Limited Partnership	Texas
PH Copper Country Apothecaries, LLC	Delaware
PHC-Ashland, L.P.	Pennsylvania
PHC-Aviation, Inc.	Tennessee
PHC-Cleveland, Inc.	Mississippi
PHC-Doctors’ Hospital, Inc.	Louisiana
PHC-Elko, Inc.	Nevada
PHC-Fort Mohave, Inc.	Arizona
PHC-Fort Morgan, Inc.	Colorado
PHC Hospitals, LLC	Delaware
PHC-Lake Havasu, Inc.	Arizona
PHC-Lakewood, Inc.	Louisiana
PHC-Las Cruces, Inc.	New Mexico
PHC-Los Alamos, Inc.	New Mexico
PHC-Louisiana, Inc.	Louisiana
PHC-Martinsville, Inc.	Virginia
PHC-Minden G.P., Inc.	Louisiana
PHC-Minden, L.P.	Louisiana
PHC-Morgan City, L.P.	Louisiana
PHC-Morgan Lake, Inc.	Louisiana
PHC-Opelousas, L.P.	Louisiana
PHC-Palestine, Inc.	Nevada
PHC-Selma, LLC	Delaware
PHC-Tennessee, Inc.	Tennessee
Piedmont Partner, LLC	Delaware
PineLake Physician Practice, LLC	Delaware
PineLake Regional Hospital, LLC	Delaware
Point of Life Indemnity, Ltd.	Cayman Islands
Poitras Practice, LLC	Delaware
Portage Holding Company, LLC	Delaware

Portage Hospital, LLC	Michigan
Portage JV, LLC	Delaware
Portage Partner, LLC	Delaware
Portage Physician Practices, Inc.	Michigan
PRHC-Alabama, LLC	Delaware
PRHC-Ennis G.P., Inc.	Texas
PRHC-Ennis, L.P.	Texas
Principal Hospital Company of Nevada, Inc.	Nevada
Principal Knox, L.L.C.	Delaware
Principal-Needles, Inc.	Tennessee
Providence Group Practices, LLC	Delaware
Providence Holding Company, LLC	Delaware
Providence Hospital, LLC	Delaware
Providence Physician Practices, LLC	Delaware
Province Healthcare Company	Delaware
R. Kendall Brown Practice, LLC	Delaware
Raleigh General Hospital, LLC	West Virginia
RHN Clark Memorial Hospital, LLC	Delaware
RHN Clark Memorial Physician Practices, LLC	Delaware
RHN Scott Memorial Hospital, LLC	Delaware
RHN Scott Physician Practices, LLC	Delaware
River Parishes Holdings, LLC	Delaware
River Parishes Hospital, LLC	Delaware
River Parishes Partner, LLC	Delaware
River Parishes Physician Practices, LLC	Delaware
Riverton Memorial Hospital, LLC	Delaware
Riverton Oncology Practice, LLC	Delaware
Riverton Physician Practices, LLC	Delaware
Riverview Medical Center, LLC	Delaware
Riverview Physician Practices, LLC	Delaware
Rockdale Clinically Integrated Medical Care Organization, LLC	Delaware
Rockdale Hospital, LLC	Delaware
Rockdale Physician Practices, LLC	Delaware
Russellville Hospital, LLC	Delaware
Russellville Physician Practices, LLC	Delaware
Select Healthcare, LLC	Delaware
Selma Diagnostic Imaging, LLC	Delaware
Siletchnik Practice, LLC	Delaware
Shared Business Services, LLC	Delaware
Smith County Memorial Hospital, LLC	Delaware
Somerset Surgery Partner, LLC	Delaware
Southern Tennessee EMS, LLC	Delaware
Southern Tennessee Medical Center, LLC	Delaware
Southern Tennessee PHO, LLC	Delaware
Spring View Hospital, LLC	Delaware
Spring View Physician Practices, LLC	Delaware
Springhill Medical Center, LLC	Delaware
SST Community Health, L.L.C.	Tennessee
St. Francis Affiliated Services, LLC	Delaware
St. Francis Health, LLC	Delaware
St. Francis Physician Practices, LLC	Delaware
Sumner Physician Practices, LLC	Delaware
Sumner Real Estate Holdings, LLC	Delaware
Sumner Regional Medical Center, LLC	Delaware

Teche Regional Physician Practices, LLC	Delaware
Texas Specialty Physicians	Texas
The LifePoint Community Foundation	Delaware
The MRI Center of Northwest Alabama, LLC	Delaware
The Regional Health Network of Kentucky and Southern Indiana, LLC	Delaware
THM Physician Practice, LLC	Delaware
Trousdale Medical Center, LLC	Delaware
Trousdale Physician Practices, LLC	Delaware
Two Rivers Physician Practices, LLC	Delaware
UP Imaging Management Services, LLC	Delaware
Valley View Physician Practices, LLC	Delaware
Vaughan Physician Practices, LLC	Delaware
Vaughan Regional Medical Center, LLC	Delaware
Ville Platte Medical Center, LLC	Delaware
Watertown Holding Company, LLC	Delaware
Watertown JV, LLC	Delaware
Watertown Medical Center, LLC	Wisconsin
Watertown Partner, LLC	Delaware
Watertown Physician Practices, LLC	Delaware
West Virginia Management Service Organization, Inc.	West Virginia
Western Plains Physician Practices, LLC	Delaware
Western Plains Regional Hospital, LLC	Delaware
Woodford Hospital, LLC	Delaware
Woods Memorial Hospital, LLC	Delaware
Wythe County Community Hospital, LLC	Delaware
Wythe County Physician Practices, LLC	Delaware
Zone, Incorporated	West Virginia